GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Structured Small Cap Equity Fund (the “Fund”)

Supplement dated February 22, 2010 to the
Prospectuses dated April 30, 2009

The following replaces the “Fund Managers” section in its entirety in the “Service Providers” section of each of the Prospectuses for the Institutional and Service Shares for the Fund:

The Quantitative Investment Strategies (“QIS”) team manages exposure to stock, bond, currency and commodities markets. The team develops sophisticated quantitative models and processes to generate potential alpha by forecasting returns and managing exposure to a wide variety of risks. These proprietary models, which are continually refined, are developed in a highly academic, innovative team environment. The QIS team’s proprietary research on these models is dynamic and ongoing, with new strategies continually under development.

Quantitative Investment Strategies Team

•	The QIS team consists of over 110 professionals, including 12 Ph.D.s, with extensive academic and practitioner experience

•	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets

•	Theory and economic intuition guide the investment process

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Katinka Domotorffy, CFA Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer	Portfolio Manager—Structured Small Cap Equity	Since 2009	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Investment Strategies team in 1998. She is the Head and Chief Investment Officer of Quantitative Investment Strategies team.

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

William J. Fallon, Ph.D. Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies Alpha Strategies, Head of Research	Portfolio Manager—Structured Small Cap Equity	Since 2010	Mr. Fallon joined the Investment Adviser as a member of the Quantitative Investment Strategies team in 1998. He is Co-Chief Investment Officer of Alpha Strategies and Head of Research.

Andrew Alford, Ph.D. Managing Director	Portfolio Manager—Structured Small Cap Equity	Since 2007	Mr. Alford joined the Investment Adviser as a researcher in 1998 and took on portfolio management responsibilities for the U.S. long-only Structured Funds in 2007.

Katinka Domotorffy, CFA, Head and Chief Investment Officer of the QIS team, is ultimately responsible for the Fund’s investment process. William Fallon, Ph.D., is a Managing Director and serves as the Co-Chief Investment Officer of Alpha Strategies as well as the Head of Research. Andrew Alford, Ph.D., is a Managing Director and Portfolio Manager on the QIS team, where he is responsible for portfolio management of the U.S. long-only portfolios.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

VITSCFMSTK 2-10